Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 of Unimin Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Campbell J. Jones, President and Chief Executive Officer of the Company, certify, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2018

By:	/s/ Campbell J. Jones
Campbell J. Jones
President and Chief Executive Officer
(Principal Executive Officer)